Privacore PCAAM Alternative Growth Fund

Consolidated Schedule of Investments

As of June 30, 2026 (Unaudited)

	Investment Type	Acquisition Date	Cost	Fair Value	Footnotes
Investments - 100.3%					[1,2]
Co-Investments - 31.1%					[3,4,6]
Private Equity - 31.1%
Europe, the Middle East, and Africa - 1.8%
Consumer Staples - 1.8%
ORCP IV Pop Co-Investors, LP	Limited Partnership Interest	10/18/2024	$1,312,278	$1,321,039	[5,11]
Total Europe, the Middle East, and Africa			1,312,278	1,321,039
Global - 1.4%
Financials - 1.4%
ASPF Beagle Co-Investment (Non-US), L.P.	Limited Partnership Interest	10/3/2024	864,700	1,009,426	[5,7,11]
Total Global			864,700	1,009,426
North America - 27.9%
Communication Services - 5.3%
GG-I Design Buyer, LLC	Limited Partnership Interest	5/30/2025	2,288,870	2,642,172	[5,10,11]
SDC IQ Fiber Co-Invest, LP	Limited Partnership Interest	11/25/2024	906,159	1,264,072	[5,7,11]
Total Communication Services			3,195,029	3,906,244
Consumer Staples - 4.0%
Donut Topco LLC	Limited Liability Company	5/30/2025	2,900,000	2,931,524	[9]
Health Care - 5.4%
AG Co-Invest (Lightning) L.P.	Limited Partnership Interest	10/7/2024	1,403,520	1,832,871	[5,11]
Amulet Vault CoInvest, L.P	Limited Partnership Interest	7/24/2024	1,002,695	1,283,707	[5,11]
CD&R Raven Co-Investor, L.P.	Limited Partnership Interest	11/11/2024	705,900	897,445	[5,7,11]
Total Health Care			3,112,115	4,014,023
Industrials - 3.2%
Riverside- RCAF Dawgs, L.P.	Limited Partnership Interest	7/21/2025	1,962,476	2,393,229	[5,11]
Information Technology - 10.0%
AE Co-Investment Partners Fund III-R, LP	Limited Partnership Interest	12/18/2024	1,411,203	2,210,165	[5,11]
AE Co-Investment Partners Fund III-R-2, LP	Limited Partnership Interest	5/7/2026	241,905	244,289	[5,11]
BCPE Polymath Investor, LP	Limited Partnership Interest	9/6/2024	1,282,553	943,961	[5,7,11]
Eastern Communications Holdings, LLC	Limited Liability Company	12/24/2024	1,401,828	2,375,848	[9]
VFF V Co-Invest 2-A, L.P	Limited Partnership Interest	8/28/2024	1,343,743	1,591,993	[5,11]
Total Information Technology			5,681,232	7,366,256
Total North America			16,850,852	20,611,276
Total Private Equity			19,027,830	22,941,741
Total Co-Investments			19,027,830	22,941,741

Secondary Investments - 49.6%					[3,4,5,6,11]
Private Equity - 49.6%
Europe, the Middle East, and Africa - 2.5%
Diversified - 2.5%
CSF Archimed Co-Invest SCSp	Limited Partnership Interest	11/26/2024	$1,171,863	$1,837,884	[7]
Total Europe, the Middle East, and Africa			1,171,863	1,837,884
Global - 20.0%
Diversified - 20.0%
Clipway Secondary Fund A SCSp	Limited Partnership Interest	7/31/2024	425,728	595,920	[7]
CSF Riva Co-Invest (Blocker) SCSp	Limited Partnership Interest	11/5/2025	772,928	1,120,235	[7]
Kline Hill Partners Offshore Feeder Fund V LP	Limited Partnership Interest	11/15/2024	2,152,582	3,539,434	[7]
Kline Hill Partners Opportunity Offshore Fund V LP	Limited Partnership Interest	3/28/2025	2,773,541	5,046,779	[7]
SP Greenwich Feeder (Offshore) LP	Limited Partnership Interest	7/21/2025	2,919,363	4,407,412	[7]
Total Diversified			9,044,142	14,709,780
Total Global			9,044,142	14,709,780
North America - 27.1%
Consumer Discretionary- 3.5%
Axar Capital Continuation Fund IV, LP	Limited Partnership Interest	9/3/2025	1,659,436	2,570,326	[7]
Consumer Staples- 5.0%
Hollyport Co-Invest IX-A LP	Limited Partnership Interest	6/29/2025	2,464,497	3,312,111	[7]
Lindsay Goldberg Attain L.P.	Limited Partnership Interest	11/15/2024	261,920	388,004	[7]
Total Consumer Staples			2,726,417	3,700,115
Health Care - 5.2%
Golden Acquisition Fund-C LP	Limited Partnership Interest	10/30/2025	2,492,412	3,825,765	[7]
Industrials - 9.1%
Heartwood Partners CV I Blocker, LP	Limited Partnership Interest	5/14/2025	2,108,792	2,774,216	[7]
KHP Thunder SPV LP	Limited Partnership Interest	3/28/2025	2,889,774	3,898,228	[7]
Total Industrials			4,998,566	6,672,444
Information Technology - 3.2%
CF24XB SC Sp	Limited Partnership Interest	3/26/2025	2,009,456	2,343,021	[7]
Materials - 1.1%
Gemspring Capital Goliath Fund, LP	Limited Partnership Interest	10/8/2024	703,752	822,151	[7]
Total North America			14,590,039	19,933,822
Total Private Equity			24,806,044	36,481,486
Total Secondary Investments			24,806,044	36,481,486

Privacore PCAAM Alternative Growth Fund

Consolidated Schedule of Investments

As of June 30, 2026 (Unaudited)

	Shares
Short-Term Investments - 19.6%
Fidelity Investments Money Market Treasury Portfolio - Class I, 3.48%	14,474,435	14,474,435	14,474,435	[8]
Total Short-Term Investments		14,474,435	14,474,435

Total Investments - 100.3%		$58,308,309	73,897,662
Other Liabilities in Excess of Assets - (0.3%)			(197,512)
Total Net Assets - 100.0%			$73,700,150

[1]	Investments do not issue shares except where listed.
[2]	Geographic region generally reflects the location of the investment manager for Portfolio Funds.
[3]	Private Investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of June 30, 2026 was $59,423,227, or 80.7% of net assets.
[4]	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.
[5]	Investment valued using net asset value per share as practical expedient.
[6]	Investments are non-income producing.
[7]	Investment has been committed to but has not been fully funded by the Fund.
[8]	The rate is the annualized seven-day yield at reporting period end.
[9]	Fair value was determined using significant unobservable inputs. Investment is a Level 3 asset unless otherwise indicated.
[10]	All or a portion of this security is held through a consolidated Subsidiary, Privacore Growth Blocker, LLC.
[11]	Investment valuation includes the impact of a Market Factor Adjustment.

The accompanying notes are an integral part of this consolidated schedule of investments

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Schedule of Investments June 30, 2026 (Unaudited)

1. Valuation of Investments

The valuation of the Fund’s investments is performed as of each Determination Date in accordance with the principles of ASC Topic 820, Fair Value Measurements (“ASC 820”). The Board has approved the Adviser’s valuation procedures for the Fund (“Valuation Policy”) and has approved the delegation of the day-to-day valuation and pricing responsibility for the Fund to the Adviser (in this capacity, the “Valuation Designee”), subject to the oversight of the Board. The Valuation Policy provides that the Fund will value its Fund investments at fair value.

The Valuation Designee utilizes the resources and personnel of the Sub-Adviser in carrying out its responsibilities. The Sub-Adviser assists the Valuation Designee in determining the fair value of Fund investments and provides regular reports to the Valuation Designee. The Board has ultimate oversight responsibility for valuing all investments held by the Fund.

For securities or investments that are quoted, traded or exchanged in an accessible, active market, the value of the asset is determined by multiplying the number of securities held by the quoted market price as of the measurement (or reporting) date. The Valuation Designee does not apply any liquidity or restriction discount regardless of ownership structure or the ability to control the sale of the asset.

For investments that are not publicly traded or for which market quotations are not readily available, the fair value is determined in good faith pursuant to Rule 2a-5 under the Investment Company Act and ASC 820. The Valuation Policy governs the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of the Fund’s investments. Fair value calculations will involve significant professional judgement by the Valuation Designee in the application of both observable and unobservable inputs.

If a quoted market price is not available or not deemed to be indicative of fair value, the Valuation Designee in consultation with the Sub-Adviser and support of a third-party pricing vendor may elect to obtain broker quotes directly from a broker-dealer or passed through from a third-party pricing vendor. Broker quotes are typically received from established market participants. Although independently received, the Valuation Designee does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

Investments held by the Fund in Private Market Assets typically do not have readily available market prices and therefore will be fair valued according to the Valuation Policy at each Determination Date. The Valuation Policy requires evaluation of all relevant information reasonably available to the Adviser at the time the Fund’s investments are valued. Valuations of Private Market Assets are inherently subjective and at any point in time may differ materially from the ultimate value, if any, realized on the investment. If the quotations obtained from brokers or pricing vendors are determined not to be reliable or are not readily available, the Fund may value such investments using a variety of valuation techniques.

Ordinarily, the fair value of the Fund’s investments in a private investment fund is based on the latest net asset value of the investment reported by its Portfolio Fund Manager and the application of a daily Market Factor Adjustment, where appropriate (see below). The Sub-Adviser initially and periodically reviews each Portfolio Fund Manager’s valuation methods, techniques, inputs and assumptions, to ensure that appropriate fair value methodologies are consistently applied to Fund investments and that such methodologies are consistent with ASC 820. The Valuation Designee initially reviewed and periodically reviews the Sub-Adviser’s valuation methods, techniques, inputs and assumptions used in the pricing of Fund holdings and in the reports to the Valuation Designee. The Valuation Designee utilizes the services of a third-party pricing vendor in monitoring and validating the pricing of Fund investments.

The Sub-Adviser initially and periodically reviews each Portfolio Fund Manager’s valuation methods, techniques, inputs and assumptions to assess whether appropriate fair value methodologies are consistently applied to Fund investments and whether such methodologies are consistent with ASC 820 and ASC 946, as applicable. The Valuation Designee initially reviews and periodically reviews the Sub-Adviser’s valuation methods, techniques, inputs and assumptions used in the pricing of Fund holdings and in the reports to the Valuation Designee. The Valuation Designee may utilize the services of a third-party pricing vendor or independent third-party valuation agent in monitoring and validating the pricing of Fund investments.

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Schedule of Investments June 30, 2026 (Unaudited) (Continued)

If the Valuation Designee, in consultation with the Sub-Adviser, determines that the most recent net asset value reported for a private investment fund by the Portfolio Fund Manager does not represent fair value or if the Portfolio Fund Manager fails to report a net asset value to the Fund, a fair value determination will be made by the Valuation Designee in accordance with the Valuation Policy. In making that determination, the Valuation Designee, in consultation with the Sub-Adviser, will consider whether it is appropriate, in light of all relevant circumstances, to value such investment at the net asset value last reported by its Portfolio Fund Manager, or whether to adjust such net asset value to reflect a premium or discount (adjusted net asset value). The net asset values or adjusted net asset values are net of management fees and incentive fees (carried interest) payable pursuant to the respective organizational documents of the private investment fund.

A Market Factor Adjustment (“MFA”) will be applied as part of the NAV roll-forward or adjustment process to the extent practicable when the Valuation Designee determines that market changes or other relevant factors indicate that the last reported NAV should be adjusted to estimate NAV as of the Fund’s measurement date. The MFA is generally derived from the beta-adjusted performance of one or more relevant market indices or other market data selected based on the investment’s risk characteristics and may be applied to the reported NAV and to interim capital calls and distributions. The Valuation Committee, in conjunction with the Valuation Designee and with input from the Sub-Adviser and, where applicable, an independent third-party valuation agent, periodically reviews the relevance of each market index, the reasonableness of any MFA, and whether an adjustment is appropriate based on available market data, investment-specific information, capital activity, timing of Portfolio Fund Manager reporting, and other facts and circumstances.

Investments valued using NAV or adjusted NAV as a practical expedient are not categorized within the fair value hierarchy. The application of an MFA or other adjustment to estimate NAV as of the Fund’s measurement date does not, in and of itself, preclude use of the NAV practical expedient, provided the adjusted NAV is intended to estimate a NAV calculated in a manner consistent with the measurement principles of ASC 946.

In assessing the fair value of the Fund’s Co-Investments in accordance with the Valuation Policy, the Valuation Designee, in consultation with the Sub-Adviser, uses a variety of methods such as earnings and multiple analysis, discounted cash flow analysis, market data from third-party pricing services or an independent third-party valuation agent, and the use of net asset values reported by the Portfolio Fund Manager if the co-investment is structured as a private investment fund and NAV, or adjusted NAV, is deemed an appropriate practical expedient. The Valuation Designee, in consultation with the Sub-Adviser, takes into account the Fund’s cost, the latest round of financing, company operating performance, market-based performance multiples, announced capital markets activity, market factor adjustments, and any other material information that may impact investment fair value.

The Fund will generally value its investments that are traded or dealt in upon one or more securities exchanges and for which market quotations are readily available at the last quoted sales price on the primary exchange, or at the mean between the current bid and ask prices on the primary exchange, as of the Determination Date.

Short-term investments are highly liquid instruments with low risk of loss and recorded at net asset value per share, which approximates fair value.

Due to the inherent uncertainty of valuations, however, estimated fair values may differ from the values that would have been used had a readily available market for the securities existed, and the differences could be material. Investment transactions are recorded as of the trade date for financial reporting purposes.

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Schedule of Investments June 30, 2026 (Unaudited) (Continued)

2. Fair Value Measurements

U.S. GAAP, ASC 820, defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1: Unadjusted quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level 1 include listed equities, registered money market funds and short- term investment vehicles.

Level 2: Pricing inputs are other than unadjusted quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined using models or other valuation methodologies. The types of investments which would generally be included in Level 2 include corporate bonds and loans and less liquid and restricted equity securities.

Level 3: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level 3 are equity and/or debt securities issued by private entities.

In accordance with ASC 820, portfolio investments fair valued using net asset value (“NAV”) or adjusted NAV (or its equivalent), adjusted for cash flows, as a practical expedient are not included in the fair value hierarchy. As such, investments in private investment funds with a fair value of $54,115,855 are excluded from the fair value hierarchy as of June 30, 2026.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund's investments classified by fair value hierarchy as of June 30, 2026:

	Level 1	Level 2	Level 3	Practical Expedient*	Total
Co-Investments	$—	$—	$5,307,372	$17,634,369	$22,941,741
Secondary Investments	—	—	---	36,481,486	36,481,486
Short Term Investments	14,474,435	—	—	—	14,474,435
Total Investments	$14,474,435	$—	$5,307,372	$54,115,855	$73,897,662

* Certain investments that are measured at fair value using the Fund’s pro rata NAV (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments.